KEMPER EQUITY FUNDS/VALUE STYLE
                           Kemper Small Cap Value Fund

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999

                            ------------------------

The following text replaces the section entitled "Investment objective and strategies" on page 26 of the Prospectus:

Kemper Small Cap Value Fund seeks long-term capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

This fund primarily invests in a diversified portfolio of the stocks of small U.S. companies similar in size to those comprising the Russell 2000 Index that the investment manager believes to be undervalued relative to other stocks in the same sector by following a relative value investment strategy.

Although the fund does not invest 25% or more of its total assets in any one industry, it may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek a small capitalization investment to diversify a large capitalization portfolio.

The following text replaces the section entitled "Principal strategies and investments" on page 26 of the Prospectus:

The fund seeks long-term capital appreciation through a diversified portfolio of small company stocks that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

The investment manager follows a relative value investment strategy, seeking undervalued small capitalization stocks from each major sector of the small capitalization market as part of a well diversified, risk-managed portfolio. In a relative value investment strategy, stocks are selected based on whether they are undervalued relative to other stocks

August 1, 1999

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in the same sector. The relative value strategy allows the fund to invest in all sectors, including technology, healthcare and other areas of the market that typically are underweighted in an absolute value portfolio.

Under normal market conditions, the fund invests at least 65% of its total assets in equity securities of companies that are similar in size to those comprising the Russell 2000 Index. Typically, most companies selected for inclusion in the fund have market capitalizations ranging from approximately $100 million to $1.25 billion. The fund sells securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep the fund focused on smaller companies.

The investment manager employs quantitative techniques in evaluating potential investments and the impact each would have on the fund's portfolio. The evaluation starts systematically by analyzing a large number of small company stocks to uncover those with attractive valuations. Typically, the stocks selected are:

o undervalued in the market based on measures such as earnings, sales, cash flow and book value;

o    experiencing favorable trends in sales, earnings, growth and prices; and

o    considered to have acceptable financial risk and earnings predictability.

This systematic screening process is intended to enable the investment manager to quickly respond to changes in the marketplace and reassess relative valuations for the fund's holdings in order to make buy and sell decisions.

Although the fund does not presently intend to do so, it may invest up to 20% of its total assets in foreign securities.

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

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The following information replaces the disclosure for the Kemper Small Cap Value
Fund in the "Portfolio Management" section of the Prospectus:

James M. Eysenbach is the Lead Portfolio Manager for the Kemper Small Cap Value Fund. Mr. Eysenbach joined Scudder Kemper in 1991, serving as portfolio manager on various affiliated mutual funds. He began his investment career in 1984.

Calvin S. Young is a Portfolio Manager for the Kemper Small Cap Value Fund. Mr. Young joined Scudder Kemper in 1990, serving as portfolio manager on various affiliated mutual funds. He began his investment career in 1988.

August 1, 1999